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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               APRIL 9, 2002

                               MAIL-WELL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

        1-12551                                      84-1250533
(Commission File Number)                (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.


Please see the script of the company's investor conference call held April 9, 2002, and the company's press release dated April 8, 2002, filed pursuant to Regulation FD, attached hereto as Exhibits 99.1 and 99.2, respectively.



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Mail-Well, Inc.
                                              (Registrant)


                                            By: /s/ Michel P. Salbaing
                                                ----------------------------
                                                Michel P. Salbaing
                                                Sr. Vice President and CFO
Date:    April 9, 2002